Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Polen U.S. Small Company Growth Fund

Supplement dated December 1, 2022 to the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of Polen U.S. Small Company Growth Fund (the “Fund”) dated September 1, 2022

Changes to the Fund’s Portfolio Management Team

Effective January 1, 2023, Whitney Young Crawford will assume the role of co-portfolio manager of the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Manager” on page 5 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers

Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, has served as Portfolio Manager for the Fund since 2018. She has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2017.

Whitney Young Crawford, Portfolio Manager, Director of Research and Analyst, has served as a Portfolio Manager of the Fund since January 2023.  She has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2019.

2.	The Section entitled “Portfolio Manager” on page 10 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGERS

Rayna Lesser Hannaway, CFA, Head of Team, Portfolio Manager and Analyst, is Lead Portfolio Manager for the U.S. Small Company Growth and U.S. SMID Company Growth strategies and a member of the investment team at Polen Capital. Ms. Lesser Hannaway joined Polen Capital in 2017. Prior to joining Polen Capital, she spent nine years in portfolio management and two years as a research analyst at Fidelity Investments in Boston evaluating small and mid-cap companies. She also spent nine years working in small cap research for Jennison Associates and Lord Abbett & Company. Ms. Lesser Hannaway received a B.A. in Economics from Barnard College, a division of Columbia University, where she graduated summa cum laude.

Whitney Young Crawford, Portfolio Manager, Director of Research and Analyst, is co-Portfolio Manager for the U.S. Small Company Growth strategy and a member of the investment team at Polen Capital. She joined Polen Capital in 2019. Prior to joining Polen Capital, she was a Senior Analyst at Manulife Asset Management for four years.  Before Manulife, she was an Analyst at Fidelity Investments, focusing primarily on small-cap companies. Ms. Crawford received a B.A. in Economics (magna cum laude) from the College of William & Mary and an M.B.A. from Duke University Fuqua School of Business.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Manager” on page 43 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of Rayna Lesser Hannaway and Whitney Young Crawford, investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Ms. Lesser Hannaway and Ms. Crawford, who are the Portfolio Managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the Portfolio Managers’ management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the Portfolio Managers and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Managers. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s Portfolio Managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the Portfolio Managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. Ms. Crawford does not manage any other accounts. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Ms. Lesser Hannaway, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2022:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Rayna Lesser Hannaway
Other Registered Investment Companies	1	20.45	0	0
Other Pooled Investment Vehicles	2	28.25	0	0
Other Accounts:	266	307.09	0	0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Managers for management of the Fund. A Portfolio Manager’s compensation consists of  (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”) in the Adviser, including direct Equity Interests and/or phantom Equity Interests, entitling a Portfolio Manager to a proportionate year-end distribution of the Adviser’s net profits. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s Portfolio Managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of April 30, 2022, Ms. Lesser Hannaway beneficially owned over $1,000,000 of equity securities in the Fund. As of October 31, 2022, Ms. Crawford owned $10,001-$50,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.